SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    APRIL 2, 1997



                      CHESAPEAKE ENERGY CORPORATION
          (Exact name of Registrant as specified in its Charter)





OKLAHOMA                   1-13726                  73-1395733
(State or other      (Commission File Number)      (IRS Employee
jurisdiction                                      Identification No.)
of incorporation)



          6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
                  (Address of principal executive offices)    (Zip Code)

                         (405) 848-8000
       (Registrant's telephone number, including area code)






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             INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On April 2, 1997, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing the completion of its Brown #1-H in Washington County, Texas. The April 2, 1997 press release is filed herewith as
Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.   The following exhibit is filed herewith:

          99   Press Release issued by the Registrant on April 2, 1997.


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                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              CHESAPEAKE ENERGY CORPORATION



                              By:      MARCUS C. ROWLAND
                                       Marcus C. Rowland,
                                   Vice President - Chief Financial Officer


Dated: April 4, 1997

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__________________________EXHIBIT INDEX______________________________
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

EXHIBIT   DESCRIPTION                                METHOD OF FILING

99        Press Release issued by the Registrant     Filed herewith
          on April 2, 1997.                          electronically

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